CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    EXHIBIT 10.4

                                     OPTION                         CONFIDENTIAL



THIS AGREEMENT made on 11 January 1999.

BETWEEN:

          WEBTRAK LIMITED
          51 Cambridge Place
          Cambridge CB2 1NS UK

          ("WEBTRAK")

                                                               OF THE FIRST PART

AND:

          THE PARTIES LISTED ON SCHEDULE "A"
          TO THIS AGREEMENT, BEING ALL OF THE
          SHAREHOLDERS OF WEBTRAK LIMITED

          (individually the "Shareholder" and collectively the "Shareholders")

                                                              OF THE SECOND PART

AND:

          HNC SOFTWARE INC.
          5930 Cornerstone Court West
          San Diego, California USA 92121

          ("HNC")

                                                               OF THE THIRD PART

IN CONSIDERATION for HNC agreeing to cause its subsidiary, Retek Information Systems, Inc., to enter into a distribution agreement with WebTrak and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto each covenant and agree with the other as follows:

1.   DEFINITIONS

The following terms when used in this Agreement shall have the following definitions:

(1) "ASSETS" - means all assets owned by WebTrak including without limitation all assets used by WebTrak in the Business and shall include the Software and all agreements to which WebTrak is a party that HNC Software Inc. agrees to acquire by exercising the option.

(2) "BUSINESS" - means the business carried on by WebTrak as at the date of this Agreement and as may be expanded from time to time and shall include the development, maintenance, licensing, promotion, marketing and distribution of the Software.

(3) "GROSS REVENUE" - means the License Fees paid by third party end users for the right to license or sublicense and use the WebTrak Software.

(4) "SHARES" - means all of the issued and outstanding shares in the capital of WebTrak not already owned by HNC which, for purposes of clarity, shall include all of the issued and outstanding shares of each class and kind of share in the capital of WebTrak and any options, warrants or other agreements, securities or arrangements issued or granted that include the right to issue shares or otherwise acquire shares in the capital of WebTrak.

(5) "SOFTWARE" - means all the computer programs developed by WebTrak or under license from WebTrak including the WebTrak Software and all derivatives, object code, source code, configuration, routines and algorithms, alterations, modifications, reconfigurations (in all forms of expression) and all user, design, development and program manuals and other documentation no matter how stored, transmitted, read, utilized or related thereto and all patents, copyrights, worldwide distribution rights, trade secrets, inventions and other intellectual property rights related thereto.

(6) "WEBTRAK SOFTWARE" - means the computer programs listed on Schedule "B".

2. EXCLUSIVE OPTION TO PURCHASE

2.1 WebTrak and the Shareholders do hereby grant to HNC the irrevocable and exclusive option (the "OPTION") to purchase (the "OPTION TRANSACTION") either the Assets from WebTrak or the Shares from the Shareholders, free and clear of all claims, liens, encumbrances and rights of third parties of every kind and nature whatsoever. The purchase price:

(1) for the Assets shall be an amount equal to the greater of: [ * ] in either case subject to adjustments commensurate with a transaction of this nature; or

(2) for the Shares shall be an amount equal to the greater of: [ * ] and in either case subject to adjustments commensurate with a transaction of this nature.



      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The decision to purchase either the Assets or the Shares shall be at the sole option and discretion of HNC and HNC shall have no obligation to exercise the Option or to enter into any transaction whatsoever with WebTrak and/or Shareholders. The Option Transaction will be documented by an agreement prepared by HNC and containing the warranties, representations, covenants and agreements of WebTrak and the Shareholders and shall provide similar ancillary documents and agreements all as set forth in the subscription agreement (the "SUBSCRIPTION AGREEMENT") entered into between WebTrak, Picardy International Inc. (et al) and dated 11 January 1999) and shall contain such other terms and conditions as HNC may reasonably require in order to effect the Option Transaction. The Option shall be irrevocable and open for exercise by written notice from HNC to WebTrak (the "PURCHASE OPTION NOTICE") during the period commencing September 30th,
1999 and ending December 31st, 1999. The date on which HNC duly exercises the Purchase Option by giving WebTrak the Purchase Option Notice is herein referred to as the "PURCHASE OPTION NOTICE DATE". The closing of the Option Transaction shall occur on a date as determined by HNC after completion of all necessary documentation and in any event within one hundred twenty (120) days of the Purchase Option Notice Date.

3.   NON-SOLICITATION

     3.1 ASSETS. WebTrak shall not solicit offers, agree to sell or grant any exclusive options, licenses or similar rights with respect to all or any portion of the Assets or the Business or agree to obtain new financing or increase financing or loans or indebtedness of WebTrak or issue or sell, or agree to issue or sell, any Shares after the date of this Agreement without the prior written consent of HNC, which consent may be arbitrarily withheld unless HNC does not duly exercise the Option in which event this clause 3.1 shall become null and void after December 31st, 1999. WebTrak will immediately notify HNC after receipt by WebTrak (or any of its officers, directors, employees, affiliates, shareholders or agents) of any unsolicited proposal for or inquiry respecting acquisition of any of the Assets or Shares or any request for non-public information in connection with such proposal or inquiry or for access to the properties, books or records of WebTrak by any person or entity. Such notice to HNC will indicate in reasonable detail the identity of the person making the proposal or inquiry and the terms and conditions of such proposal or inquiry.

     3.2 SHARES. The Shareholders shall not solicit offers or agree to sell, encumber, hypothecate or pledge or mortgage all or any of the Shares without the prior written consent of HNC, which consent may be arbitrarily withheld unless HNC does not duly exercise the Option in which event this clause 3.2 shall become null and void after December 31st, 1999. WebTrak and the Shareholders will immediately notify HNC after receipt by WebTrak (or any of its officers, directors, shareholders, employees, affiliates or agents) of any unsolicited proposal for or inquiry respecting acquisition of any of the Shares or any request for non-public information in connection with such proposal or inquiry or for access to the properties, books or records of WebTrak by any person or entity. Such notice to HNC will indicate in reasonable detail the identity of the person making the proposal or inquiry and the terms and conditions of such proposals or inquiry.

     3.3 CORPORATE SHAREHOLDER. If any Shareholder is a corporate shareholder, control of such corporate Shareholder may not be changed, directly or indirectly, whether by operation of law or otherwise, without the prior written of the other Shareholders and HNC (which consent may be arbitrarily withheld) unless HNC does not duly exercise the Option in which event this clause 3.3 shall become null and void after December 31st, 1999. In addition to any other remedies available to HNC, if such prior written consent is not obtained, and control of a corporate shareholder changes as aforesaid, then such Shareholder shall be deemed to be a Defaulting Shareholder as that term is defined in the Shareholders Agreement entered into between WebTrak and the Shareholders and dated 11 January 1999.

4. FEES AND EXPENSES

     4.1 In relation to this Agreement and the Option Transaction, each party shall be responsible for their own legal, accounting and other third party advisory fees and expenses.

5. CONFIDENTIALITY

     5.1 Neither party (or any of their officers, directors, employees, affiliates or agents) shall discuss or disclose the existence or terms of this Agreement or the Option Transaction other than to such legal, accounting and financial advisors as the parties may retain with respect to the Option Transaction on a need-to-know basis; provided that HNC may disclose such information about this Agreement and the Option Transaction as HNC in good faith determines may be necessary for HNC to comply with applicable securities laws, rules and regulations. Neither party shall use or disclose confidential or proprietary information of the other, either during or following termination of this Agreement, save and except for disclosure to employees and consultants on a need-to-know basis. Confidential information shall include all information of a party that is not available in the public domain. All parties to the Agreement, including the officers, directors and employees of the parties to this Agreement shall not make any public announcement concerning this Agreement or discussions or any other memorandum, letters or agreements between the parties relating to this Agreement unless such disclosure has first been approved in writing by all parties; provided that HNC may disclose such information about this Agreement and the Option Transaction as in good faith HNC determines may be necessary for HNC to comply with applicable securities laws, rules and regulations.

6. ACCESS

     6.1 Upon execution of this Agreement, WebTrak shall cause and permit HNC and its representatives, accountants, lawyers and other consultants full access, from time to time, to the information, books, records and premises of WebTrak and shall provide HNC with monthly reports including: (i) financial status (balance sheet and operating statement); (ii) sales figures; (iii) product development report; and (iv) a report of any claims by or against WebTrak or of any off-balance sheet liabilities of WebTrak.

7.   MISCELLANEOUS

     7.1 NOTICE. Any notice which may be or is required to be given pursuant to this Agreement shall be sufficiently be given if served personally upon the party for whom it is intended or hand delivered to the party at the address first above written or as set forth in Schedule "A" as the case might be. The date of receipt of any such notice shall be deemed to be the date of delivery.

     7.2 ASSIGNMENT. HNC may assign all or any portion of its rights or interest in this Agreement to any parent or subsidiary or affiliate of HNC or any company that merges or consolidates with or into HNC. Neither WebTrak nor any of the Shareholders may assign their rights or interest under this Agreement.

     7.3 LAW. This Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the exclusive jurisdiction of the English courts.

     7.4 FURTHER ASSURANCES. Each of the parties hereto agree to execute and deliver such further deeds and documents and give such further assurances as may be required by the other party or parties hereto so as to give full effect to this Agreement and its purpose.

     7.5 COUNTERPARTS. This Agreement may be executed by the parties in counterparts and when all parties have executed at least as many counterparts as there are parties, all of such counterparts shall be deemed to be originals and all such counterparts taken together shall constitute one and the same agreement.

     7.6 FACSIMILE EXECUTION. The parties hereto acknowledge and agree to accept and be bound by facsimile transmitted copies of this Agreement and its counterparts including facsimiled signatures of the parties hereto.

     7.7 TIME OF THE ESSENCE. Time is of the essence of this Agreement.

     7.8 ENUREMENT. This agreement shall enure to the benefit of and be binding upon the parties hereto and their personal representatives.

AS WITNESS the hands of the parties the day and year first above written.

WEBTRAK LIMITED by its

_________________________________________
authorized signatory                     )
                                         )
                                         )
Signature                                ) XXXXXX
                                         )
Print Name                               ) XXXXXX


_________________________________________     __________________________________
Signed by JEREMY PETER MERIO THOMAS      )
                                         )
                                         )    XXXXXX
                                         )    JEREMY PETER MERION THOMAS
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )

_________________________________________    ___________________________________
Signed by RICHARD EVANS                  )
                                         )
                                         )   XXXXXX
                                         )
                                         )
                                         )   RICHARD EVANS
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )

_________________________________
PICARDY INTERNATIONAL INC. by it  )
authorized signatory              )
                                  )
                                  )
Signature  XXXXX                  )
                                  )
Print Name                        )
           A. MACDONALD
---------------------------------
TTEE SANDERS LIVING TRUST U/A     )
DTD  12/12/90  by its authorized  )
signatory                         )
                                  )
XXXXX                             )
Signature                         )
                                  )
                                  )
RW SANDERS                        )
Print Name                        )
---------------------------------
THE ROBERT W. WILMOT & MARY J     )
WILMOT LIVING TRUST by its        )
authorized signatory              )
                                  )
XXXXX              XXXXX          )
Signature                         )
                                  )
                                  )
R WILMOT            M WILMOT      )
Print Name                        )
---------------------------------
HNC SOFTWARE INC. by its          )
authorized signatory              )
                                  )
Signature XXXXX                   )
                                  )
                                  )
R.V. THOMAS                       )
Print Name                        )

                                  SCHEDULE "A"


                        SHAREHOLDERS OF WEBTRAK LIMITED
                               AS AT THE CLOSING

                      SHAREHOLDER                                 NUMBER OF
------------------------------------------------------         SHARES LEGALLY
                                                              AND BENEFICIALLY
         NAMED                         ADDRESS                     OWNED
-----------------------       ------------------------      -------------------
Mr. Jeremy Peter Merion       Middlestead, Green Trees               77
Thomas                        Peppard Oxon, RG9 5EN UK      Ordinary L.1 shares

Dr. Richard Evans             8, Springfield Road,                   21
                              Cambridge CB4 1AD UK          Ordinary L.1 shares

TTEE Sanders Living           1037 Casiano Road                       1
Trust U/A DTD 12/12/90        Los Angeles, CA 90049 USA     Ordinary L.1 share

The Robert W. Wilmot &        13333 la Cresta Drive                   1
Mary J. Wilmot Living         Los Altos, CA 94022 USA       Ordinary L.1 share
Trust U/D/T
Dated April 18, 1995

Picardy International Inc.    Jardine Building - 4th Floor           50
                              33-35 Reid Street             Ordinary L.1 shares
                              Hamilton HM-11 CBS,
                              Bermuda

                                  SCHEDULE "B"


                                    SOFTWARE


The software comprises all current and future developments of and derivatives of the following products:


                         WebTrak Pathway
                         WebTrak Portfolio